SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Commission File No.: 0-54843

Date of Report: March 25, 2014

CHINA TIANFEIHONG WINE, INC.

Delaware	99-0360626
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

1849 Licheng Middle Avenue, Longqiao Street Chengxiang District, Putian City, Fujian Province, P.R. China	351100
(Address of principal executive offices)	(Zip Code)

86-0594-6258386
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On April 2, 2014 the Board of Directors of China Tianfeihong Wine, Inc. dismissed KCCW Accountancy Corp. from its position as the principal independent accountant for China Tianfeihong Wine, Inc. There is no audit committee of the Board of Directors.

KCCW Accountancy Corp. was engaged as China Tianfeihong Wine, Inc.’s principal independent accountant on October 23, 2013. KCCW Accountancy Corp. did not render an opinion on any of the financial statements of China Tianfeihong Wine, Inc. KCCW did render an opinion on the financial statements of Fanwei Hengchang Co, Ltd. (BVI) as of August 31, 2013 and 2012 and for the years then ended, which opinion was filed as Exhibit 99.1 to the Current Report on Form 8-K filed by China Tianfeihong Wine, Inc. on December 31, 2013. That opinion did not contain any adverse opinion or disclaimer of opinion or qualification. KCCW Accountancy Corp. did not, during the applicable periods, advise China Tianfeihong Wine, Inc. of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years and the period to April 2, 2014, there was no (i) disagreement between the China Tianfeihong Wine, Inc. and KCCW Accountancy Corp. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to its satisfaction, would have caused KCCW Accountancy Corp. to make reference to the subject matter of such disagreement in connection with its report, or (ii) “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

China Tianfeihong Wine, Inc. has requested KCCW Accountancy Corp. to furnish a letter addressed to the Securities Exchange Commission stating whether or not KCCW Accountancy Corp. agrees with the statements in this 8-K. A copy of the letter will be filed as an exhibit in an amendment to this 8-K when it is received.

On March 25, 2014, China Tianfeihong Wine, Inc. retained the firm of Wei, Wei & Co., LLP to serve as its principal independent accountant. At no time during the past two fiscal years or any subsequent period prior to March 25, 2014 did China Tianfeihong Wine, Inc. consult with Wei, Wei & Co., LLP regarding any matter of the sort described above with reference to KCCW Accountancy Corp., any issue relating to the financial statements of China Tianfeihong Wine, Inc., or the type of audit opinion that might be rendered for China Tianfeihong Wine, Inc.

Wei, Wei & Co., LLP performed all functions appropriate to the principal independent accountant from and after March 25, 2014, including functions in connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended February 28, 2014 filed by China Tinafeihong Wine, Inc. on April 21, 2014. KCCW Accountancy Corp. performed no services in connection with that quarterly filing.

Item 9.01 Financial Statements and Exhibits

Exhibits

16.	Letter from KCCW Accountancy Corp. - to be filed by amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 2, 2014	China Tianfeihong Wine, Inc.

By: /s/ Zhiliang Fang
Zhiliang Fang, Chief Executive Officer